Exhibit 10.27

 Contract Registration Number:：03  1009 03 000096

Technology Development Contract
(2003 Edition)

Project name:   The production technology of high aluminium calcium power

Consignor:  Jiangmen Wealth Water Purifying Agent Co.,Ltd.,
( Party A)

Research and Development Party: Tongji University
(Party B)

Signing Place :
Pengjiang (District) Jiangmen(City) Guangdong (Province)

Signing date:
Oct 9th, 2003

Valid date:
From Oct 10th, 2003 to Sep30th, 2004

Shanghai Science and Technology Commission

Shanghai Industry and Commerce Administration

In accordance with " Contract Law of People's Republic of China ", through amicable negotiations, Party A and Party B have entered into agreement concerning the project's technical development (consignment /co-development) of The production technology of High aluminium calcium powder  (The project is planned by       ※) The Contract hereunder is made and concluded.

Ⅰ.※ Content, Format and Requirements of the Signed Subject Technology

1. Content of the subject technology:

To Develop new technology of calcium aluminate powder production, in order to produce high aluminium calcium powder with high alumina content and high alumina dissolution rate from low-grade ore.

（1）To break through the constraints of raw materials grade in traditional calcium aluminate powder production, to expand the application fields of raw materials, to improve the comprehensive utilization of resources, and to lower production costs;

（2）To increase of the refined calcium aluminate powder dissolution rate , to reduce the waste of resources, and to reduce PAC production costs.

2. Forms of the subject technology
Research and development results should be presented in processing order text (including the principles, parameters, formulas, raw materials, process, technology, equipment, time, economic accounting, usage, application, technical defects, academic evaluation, economic evaluation, sample test results, pilot a result, the effectiveness of large-scale production forecasts, etc.) and sample, producing guidance and training.

3. Requirements of the subject technology
(1)  The technology is applied for calcium aluminate powder production.
(2) Traditional calcium aluminate powder production process requires 72-74% alumina-content of raw materials aluminium ore, and the technology objective is to reduce the aluminium content to 65% of raw materials;
(3)  Products of traditional calcium aluminate powder production contains 49-51% Al2O3,with dissolution rate of 90-93%. New technology objectives to increase Al2O3 to 55% and dissolution rate to 95%.

Ⅱ. Technical Indicators Objective and Parameters Objective
Indicators of raw materials: Al2O3 = 65 ~ 70%
Product index: Al2O3 ≥ 55%, dissolution rate of ≥ 95%

Ⅲ.  ※ Research and Development Plan
Phase one:	to complete investigation, data summary, to propose experiment plan before November 30th, 2003;
Phase two:	to conduct series of tests in order to find suitable additives, and accordingly find the optimum conditions for alumina calcium powder production before May 30th, 2004;
Phase three:	to reconstruct production field, to prepare for the pilot test, before June 30th, 2004;
Phase four:
to conduct pilot scale experiment for large-scale production, to test technical feasibility in real condition, to finish pilot scale experiment report, to identify the production process and production systems before August 10th, 2004;

Phase five:	to submit of reports and samples for client acceptance, before August 30th, 2004;
Phase six:	staff training, to guide production and ensure successful application in calcium aluminate powder production, before September 30th, 2004.

Ⅳ. Funding and Remuneration of Research and Development, the Payment / Settlement

(A)
Funding of research and development refers to the essential cost of researching and developing work to complete the project;
Remuneration refers to the compensation to use the developed technology and compensation for researching and developing engineers.

The project research and development funding and compensation (capital):
TEN MILLION YUAN
(including funding for    yuan, Remuneration for    yuan).

(B) Payment of expenses and remuneration methods ( in the ② manner):
①lump-sum:     Yuan,   Time:
② installment payment:
Three million yuan,	Time: within one week after the contract signed by both parties;
Three million yuan,	Time: series of tests was completed and compliance by the client within one week of acceptance;
Three million yuan,	Time: submission of reports and sample, after acceptance by the client within one week;
One million yuan,	Time: within one week after guiding and training of technical personnel
③ Commission according to       % of profit    Due:
④ Commission according to       % of sales    Due:
⑤ Other ways.

Ⅴ. Property Ownership of Equipment, Information Based on Research and Development Funding
1.
All of the assets, purchased by research and development party with research and development funding, shall be necessary for research and development and shall be used directly for research and development

2.	The assets shall belong to the research and development party upon agree of the consignor, except for mutually agreed property transfer.

Ⅵ. Time and Place of Performance Manner of Contract Fulfilment

This contract shall be performed from October 10th, 2003 to September 30th, 2004 in Shanghai Municipal City and Jiangmen City, Guangdong Province (Location).

Manner of Contract Fulfilment: shall be negotiated between both sides according to concrete conditions

Ⅶ. ※Technical Information Confidentiality and Data Privacy

Research and Development party shall conduct work at the place of Party A(the consignor), with similar characters as businesses of Party A, therefore Party B shall bears an indefinite confidentiality obligation of all commercial secrets that Party B may possibly acquire, regardless of the changes, rescission and termination of this contract.

Other confidentiality requirements, see the appendix to contract, "Non-disclosure agreement."

Ⅷ. Content of Technical Cooperation and Technical Guidance

Based on the subject project and subject technology in the contract, the Research and Development Party may carry out doctoral teaching and research work with the help of clients experiment and production condition;

After the submission of research results, the Research and Development Party shall offer guidance and training to relevant personnel of the Party A(the consignor), to study and master the Theoretical and practical aspects of the technology and technical process. Standard is set as relevant personnel are able to operate independently to complete the whole process of production, and qualified product rate should be 95% and above in trial production.

Ⅸ. Risk Accountability

In the process of this contract performance, should either party meet unsolvable technical difficulties under current technical conditions, resulting in partial or fully failure of the research and development work, the risk shall be assumed by    3  .
(1. Party A,    2.Party B,    3.Both,    4, Two sides further negotiation)
After amicable negotiation, the risk shall be assumed
 by Party A    for  75%
 by Party B   for 25%

Ⅹ. Ownership and Sharing of Technology Achievements

(A) The patent application right:   go to the consignor
(B) The right to use or transfer technical secrets: go to the consignor.

Ⅺ. Acceptance Criteria and Modalities

Accomplished technological achievements from research and development work ,meeting technical standards and parameters set forth in Article II of this contract, shall be accepted after three repeated experiments，according to the client's production standards. Acceptance Certificate of Technical Project shall issued by the consignor technology projects

Ⅻ. Default Clauses and Loss Compensation

In accordance with " Contract Law of People's Republic of China ",the party that fails to Observe the terms of a contract shall be liable for breach of contract.
(A)	Violation of Article I of this contract agreement, Party B shall bear the following breach of contract:
Breach of contract responsibility based on the "Contract Law" Article 330.
(B)	Violation of Article IV of this contract agreement, Party B shall bear the following breach of contract:
A one-time penalty payment 50,000 yuan to Party A, and Party B shall be liable for the economic losses caused thereby to Party A according to actual situation.
(C)	Others:
Breach of Article VI of this contract agreement, Party A shall assume the following breach of contract:
Breach of contract responsibility based on the "Contract Law" Article 336.

ⅩⅢ.  ※Dispute Resolution

In the process of this contract performance, with respect to any disputes arising from this contract, the two parties shall be settled through friendly consultations between both parties. When both parties do not want conciliation, mediation or conciliation, mediation fails, the dispute shall be settled in the    B    way.
A. Both parties agree arbitration by the arbitration committee.
B.  Bring an accusation to People's Court according to the Law, agreed jurisdiction by   ③ People's Courts .
① The domicile of the defendant
② Performance location of the contract
③ Sign location of the contract
④Plaintiffs domicile
⑤Location of the subject matter

ⅩⅣ,  Terms and Terminology

High Alumina Calcium: short form of high-performance calcium aluminate powder .High-performance means the finished calcium aluminate powder contains intensive Al2O3, with high dissolution rate.

ⅩⅤ.  ※ Other Terms (Matters not mentioned herein, such as rights, duties, service charges and payment terms, deposit, property mortgage, collateral and etc. of the intermediary party.)

Fill in articles marked with ※ in this contract according to its explanatory notes.

Consignor (Party A)	Company Name	Jiangmen Wealth Water Purifying Agent Co.,Ltd.,(authorized signature)	authorized signature for technology contract/ official seal Y M D
Legal Representative	Mingzhuo Tan (authorized signature)
Authorized agent	(authorized signature)
responsible person	(authorized signature)
Address	2ndfloor,No.10, Gangkou No.2Rd, Pengjiang District, Jiangmen	Postal Code	529000
Phone Number	0750-3167688
bank of deposit
account number
Research and Development Party (Party B)	Company Name	Tongji University(authorized signature)	authorized signature for technology contract/ official seal Y M D
Legal Representative	(authorized signature)
Authorized agent	(authorized signature)
responsible person	Luting Pan (authorized signature)
Address	No1239 SiPing Rd, Yangpu District, Shanghai	Postal Code	200092
Phone Number	Tongji University Wujiaochang Branch, Agricultural Bank of China 033267--08017004675
bank of deposit
account number
Intermediary Party	Company Name	(authorized signature)	authorized signature for technology contract/ official seal Y M D
Legal Representative	(authorized signature)
Authorized agent	(authorized signature)
responsible person	(authorized signature)
Address	Postal Code
Phone Number
bank of deposit
account number

Explanatory Notes (stamp duty can be attached)
1. "contract registration number" : Contract Registration Number will be completed at the contract register place.

2. Technology development contract refers to a written contract between two parties concerning research and development in new technology, new product, new process, new material and its system, including consignment development contract and cooperative development contract.

3. In blanket of “scheduled projects”, there should be projects at the level of State Council Ministries and Commissions, provinces, autonomous regions, and municipal cities, cities with independent planning, city(county).Fill in “/” for projects that does not fall into the above categories.

4. Content and format of the signed subject technology:
Consist of project’s objective of technical and economic indicators, purpose of development, application domain, benefits, submission form and amount of achievements.
Research and Development results can be submitted as the following forms:
a. product design, process planning, materials, formulas, and other technical documents such as drawings, papers and reports;
b. disks, tapes, computer software;
c. animal or new varieties of plants, microbial strains;
d. sample, prototype;
e. complete sets of technical equipment;

5. Research and Development Plan: includes stage of progress of all relevant parties, technical issues need to be solved for various stages, objective deadlines.

6. Confidentiality of technical information and documents: consists of all parties  information, content and period of information confidentiality obligation, leakage of technology and secrets ,and its corresponding responsibility.
The two sides can agree that this article is effective regardless of the changes, rescission and termination of this contract.,

7. Contract Dispute Resolution
According to the “Arbitration Law of People's Republic of China", once contract parties choose arbitration, it thus abandon the right to start a suit in a law court, and vice versa. Therefore, contract parties should negotiate and reach common consensus on dispute resolution.

8. Other items:
Should the contract is enforced by introducing an intermediary, the intermediary contract shall be included as an appendix. Should there be deposit, property mortgages and collaterals, the copies of deposit; property mortgages and collaterals procedures shall be included as an appendix.
If the parties agree that the guarantees should be to pay a deposit, property, mortgages and secured a copy of the procedures as the annex to the contract.

9. On signing the contract, authorized agent should issue an entrusting certificate.

10. Fill in “/” for blankets in this contract that requires no fillings agreed by both parties

11. This contract is written in 5 originals.

Registration and Examination：
Technical Contract Registration Institution ( authorized signature) Responsible Person (authorized signature)	Y M D